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                                                                      EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                           -------------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) [ ]

                           -------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                   13-5160382
                      (I.R.S. employer identification no.)

                 48 WALL STREET, NEW YORK, NEW YORK       10286
              (Address of principal executive offices)  (Zip Code)

                           -------------------------

                              THE BANK OF NEW YORK
                            10161 CENTURION PARKWAY
                          HIGHWOODS CENTER, 2ND FLOOR
                          JACKSONVILLE, FLORIDA 32256
                           ATTN: MS. SANDRA CARREKER
                                 (904) 998-4700
           (Name, address and telephone number of agent for service)

                           -------------------------

                          ROYAL CARIBBEAN CRUISES LTD.
              (Exact name of obligor as specified in its charter)

     REPUBLIC OF LIBERIA                                    98-0081645
State or other jurisdiction of                            (IRS employer
incorporation or organization                          identification no.)

                          ROYAL CARIBBEAN CRUISES LTD.
                               1050 CARIBBEAN WAY
                                MIAMI, FL 33132
                                 (305) 539-6000
         (Address and telephone number of principal executive offices)

                           -------------------------

                               DEBT OF SECURITIES
                      (Title of the indenture securities)

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1.   GENERAL INFORMATION.

     Furnish the following information as to the trustee --

          Name and address of each examining or supervising authority to which it is subject.

          SUPERINTENDENT OF BANKS OF THE STATE OF NEW YORK
          2 RECTOR STREET
          NEW YORK, N.Y. 10006, AND ALBANY, N.Y. 12203

          FEDERAL RESERVE BANK OF NEW YORK
          33 LIBERTY PLAZA
          NEW YORK, N.Y. 10045

          FEDERAL DEPOSIT INSURANCE CORPORATION
          WASHINGTON, D.C. 20429

          NEW YORK CLEARING HOUSE ASSOCIATION
          NEW YORK, N.Y.

          Whether it is authorized to exercise corporate trust powers.

          YES.

2.   AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     NONE. (SEE NOTE ON PAGE 4.)

3-15 Not Applicable

16.  LIST OF EXHIBITS.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Organization Certificate of the Bank of New York (formerly Irving Trust Company) as now in effect,



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     which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637).

     (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

     (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

     (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


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                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 30th day of January, 2001.


                                                      THE BANK OF NEW YORK


                                                      By: /s/ Derek Kettel
                                                          ----------------------
                                                          Derek Kettel, Agent

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                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Royal Caribbean Cruises Ltd. Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                                      THE BANK OF NEW YORK


                                                      By: /s/ Derek Kettel
                                                          ----------------------
                                                          Derek Kettel, Agent
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                             EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



                                                                 DOLLAR AMOUNTS
                                                                  IN THOUSANDS
                                                                 --------------

ASSETS

Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin............. $ 4,194,838
  Interest-bearing balances......................................   4,596,320
Securities:
  Held-to-maturity securities....................................     837,052
  Available-for-sale securities..................................   4,877,379
Federal funds sold and securities purchased
  under agreements to resell.....................................   3,085,401
Loans and lease financing receivables:
  Loans and leases, net of unearned income.......................  37,707,721
  LESS: Allowance for loan and lease losses......................     598,990
  LESS: Allocated transfer risk reserve..........................      12,370
  Loans and leases, net of unearned income
    and allowance and reserve...................................   37,096,361
Assets held in trading accounts.................................   10,039,718
Premises and fixed assets (including capitalized leases)........      740,743
Other real estate owned.........................................        4,714
Investments in unconsolidated subsidiaries and
  associated companies..........................................      178,845
Customers' liability to this bank on
  acceptances outstanding.......................................      887,442
Intangible assets...............................................    1,353,079
Other assets....................................................    4,982,250
                                                                 ------------
Total assets....................................................  $72,874,142
                                                                 ============
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LIABILITIES

Deposits:
  In domestic offices...........................................  $26,812,643
  Noninterest-bearing...........................................   11,206,758
  Interest-bearing..............................................   15,605,885
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs......................................   26,338,068
  Non-interest bearing..........................................      520,061
  Interest-bearing..............................................   25,818,007
Federal funds purchased and securities sold under
  agreements to repurchase in domestic offices
  of the bank and of its Edge and Agreement
  subsidiaries, and in IBFs:
  Federal funds purchased.......................................    1,789,285
Demand notes issued to the U.S. Treasury........................      100,000
Trading liabilities.............................................    2,440,940
Other borrowed money:
  With remaining maturity of one year
    or less.....................................................    1,581,151
  With remaining maturity of more than
    one year through three years................................            0
  With remaining maturity of more than
    three years.................................................       31,080
Bank's liability on acceptances executed
  and outstanding...............................................      889,948
Subordinated notes and debentures...............................    1,652,000
Other liabilities...............................................    4,914,363
                                                                  -----------
Total liabilities...............................................   66,549,478
                                                                  ===========

EQUITY CAPITAL

Common stock....................................................    1,135,285
Surplus.........................................................      988,327
Undivided profits and capital reserves..........................    4,242,906
Net unrealized holding gains (losses)
  on available-for-sale securities..............................      (11,848)
Cumulative foreign currency
  translation adjustments.......................................      (30,006)
                                                                  -----------
Total equity capital............................................    6,324,664
                                                                  -----------
Total liabilities and equity capital............................  $72,874,142
                                                                  ===========


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     I, Thomas J. Masiro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                               Thomas J. Masiro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi          )
Gerald L. Hassell        )   Directors
Allen R. Griffith        )
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                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 30th day January, 2001.


                                                      THE BANK OF NEW YORK


                                                      By: /s/ Derek Kettel
                                                          ----------------------
                                                          Derek Kettel, Agent
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                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Royal Caribbean Cruises Ltd. Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                                      THE BANK OF NEW YORK


                                                      By: /s/ Derek Kettel
                                                          ----------------------
                                                          Derek Kettel, Agent